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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 1995

                           JOHNSTON INDUSTRIES, INC.
             (Exact name of Registrant as Specified in its Charter)


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         DELAWARE                       1-6687                     11-1749980
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)


                             105 THIRTEENTH STREET
                            COLUMBUS, GEORGIA 31901
                                 (706) 641-3140

  (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


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ITEM 8.  CHANGE IN FISCAL YEAR

       On September 22, 1995, the Board of Directors of Johnston Industries, Inc. (the "Company") authorized a change in the Company's fiscal year from a period beginning on July 1 and ending June 30 to a variable period ending on the Saturday nearest to December 31. Such change will make the Company's year-end consistent with its quarterly accounting periods which, in the case of 52-week years, consist of two four week and one five week periods per quarter ending on a Saturday. In addition to conforming the Company's yearly and quarterly accounting period practices, the change in the Company's fiscal year will conform the Company's fiscal year and annual reporting period more closely to the calendar year and, to the fiscal years utilized by a majority of the public companies in the textile industry.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JOHNSTON INDUSTRIES, INC.



Date:  October 6, 1995                             By:   John W. Johnson
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                                                         John W. Johnson
                                                         Vice President and
                                                         Chief Financial Officer





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